                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[ ]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         The Salomon Brothers Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                         THE SALOMON BROTHERS FUND INC
                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 30, 2000

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of The Salomon Brothers Fund Inc (the "Fund") will be held at 7 World Trade Center, in the Downtown Conference Center, 2nd Floor Auditorium, New York, New York, on Thursday,
May 11, 2000, at 3:00 p.m., for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000 (Proposal 2);

          3. An amendment to the Fund's Articles of Incorporation (Proposal 3); and

          4. Any other business that may properly come before the Meeting.

     The close of business on March 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,

                                         Christina T. Sydor
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   REGISTRATION                               VALID SIGNATURE
--------------------------------------------------  ------------------------------------
CORPORATE ACCOUNTS
--------------------------------------------------
(1) ABC Corp. ....................................  ABC Corp.
(2) ABC Corp. ....................................  John Doe, Treasurer
                                                    John Doe
(3) ABC Corp. ....................................  c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan.................  John Doe, Trustee


TRUST ACCOUNTS
--------------------------------------------------
(1) ABC Trust ....................................  Jane B. Doe, Trustee
                                                    Jane B. Doe
(2) Jane B. Doe, Trustee .........................  u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
--------------------------------------------------
                                                    John B. Smith
(1) John B. Smith, Cust.  ........................  f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith ................................  John B. Smith, Jr., Executor

                         THE SALOMON BROTHERS FUND INC
                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Salomon Brothers Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, in the Downtown Conference Center, 2nd Floor Auditorium, New York, New York, on Thursday, May 11, 2000 at 3:00 p.m., New York Time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 30, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposals 2 and 3. The close of business on March 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of
March 24, 2000, there were          shares of Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Capital Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Fund, but are not voted on the proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     At the meeting nine directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each nominee has previously been elected a director by the Fund's stockholders.

     The following table provides information concerning each nominee for election as a director:

                                                                                                         COMMON STOCK
                                                                                                         BENEFICIALLY
                                                                                                        OWNED, DIRECTLY
                                                                                                       OR INDIRECTLY, ON
                                                                                                       DECEMBER 31, 1999
                       NOMINEES AND PRINCIPAL OCCUPATIONS                           DIRECTOR           -----------------
                           DURING THE PAST FIVE YEARS                                SINCE      AGE         SHARES(A)
---------------------------------------------------------------------------------   --------    ---    -----------------
Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman of        1982      83           15,839
    the Board, ASARCO Incorporated.
Andrew L. Breech, Member of the Proxy Committee; President, Dealer Operating          1991      47            3,930
    Control Service, Inc.
Carol L. Colman, Member of Audit Committee; Consultant, Colman Consulting             1992      54            5,118
William R. Dill, Member of Nominating Committee; Consultant; formerly President,      1985      69            2,048
    Boston Architectural Center; formerly, President, Anna Maria College;
    President Emeritus, Babson College.
Clifford M. Kirtland, Jr., Member of the Proxy Committee; Member of Advisory          1987      76            3,000
    Committee, Noro-Moseley Partners; formerly, Director, Oxford Industries,
    Inc., Shaw Industries, Inc.; and Graphic Industries, Inc.; and CSX Corp,
    formerly, Chairman and President, Cox Communications.
Robert W. Lawless, Member of the Proxy Committee; President and Chief Executive       1991      63            3,022
    Officer, University of Tulsa; formerly, President and Chief Executive
    Officer, Texas Tech University and Texas Tech University Health Sciences
    Center.
Heath B. McLendon*, Managing Director, Salomon Smith Barney Inc.; President and       1998      66            1,431
    Director, SSBC Fund Management Inc. and Travelers Investment Adviser, Inc.
    Prior to July 1993, Senior Executive Vice President of Shearson Lehman
    Brothers Inc., and Vice Chairman of Shearson Asset Management.
Louis P. Mattis, Member of Nominating Committee; Consultant; formerly Chairman        1991      58            2,104
    and President Sterling Winthrop, Inc.
Thomas F. Schlafly, Member of Audit and Nominating Committees; Of Counsel to          1986      51            3,000
    Blackwell Sanders Peper Martin LLP (attorneys); President, The Saint Louis
    Brewery, Inc.

------------------
    * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
    (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund's Common Stock as of December 31, 1999. Each nominee has sole voting and investment power with respect to the listed shares.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee, proxy committee and nominating committee, which meet periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     Each of the nominees for directors also serve as directors of certain other U.S.-registered investment companies as described below. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM, two other investment companies advised by Advantage Advisers, Inc. ("Advantage") and three other investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"). Messrs. Breech, Dill, Kirtland and Lawless also serve as directors of three other investment companies advised by SBAM. Messrs. Mattis and Schlafly also serve as directors of two other investment companies advised by SBAM and Ms. Colman serves as a director of six other investment companies advised by SBAM. Mr. McLendon also serves as a director of sixteen other investment companies advised by SBAM, forty-two investment companies managed and/or administered by SSB Citi Funds Management LLC ("SSBC") six investment companies advised by Travelers Investment Management Company, seven investment companies managed by Travelers Asset Management International Corporation and six investment companies managed by Citibank.

     At December 31, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 61,995,703 shares, equal to approximately 65% of the Fund's outstanding shares.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the current executive officers of the Fund are:

                                                  OFFICER
      NAME                    OFFICE               SINCE      AGE
-----------------    -------------------------    -------     ---
Lewis E. Daidone     Executive Vice President       1998       40
                     and Treasurer
Martin L. Roberts    Vice President                 1971       66
Michael A. Kagan     Vice President                 1996       38
Christina T. Sydor   Secretary                      1998       46

     Mr. Daidone has also served as Managing Director of Salomon Smith Barney ("SSB") since 1990. He is Director and Senior Vice President of SSBC and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Mr. Roberts has been a Vice President of SBAM and SSB since May 1990. Mr. Kagan has also been a Director of SBAM and SSB since January 1997. From December 1994 to January 1997, he was a Vice President of SBAM and SSB. Ms. Sydor has also served as Managing Director of SSB, which she joined in 1986. She is General Counsel of SSBC and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.

     The Fund's Audit Committee is composed of Ms. Colman and Messrs. Barber and Schlafly. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee held one meeting during the fiscal year ended December 31, 1999.

     The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee held one meeting during the year ended December 31, 1999. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

     The Fund's Proxy Committee, composed of Messrs. Breech, Lawless and Kirtland, establishes and monitors the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determines the manner in which proxies for the Fund's securities are voted. Such committee held one meeting during the year ended December 31, 1999.

     During the fiscal year ended December 31, 1999, the Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he/she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended
December 31, 1999. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during the fiscal year ended

December 31, 1999 to Mr. McLendon who, as an employee of SSB at such date, is an "interested person" as defined in the 1940 Act.

                                                                AGGREGATE       TOTAL COMPENSATION
                                                               COMPENSATION     FROM OTHER FUNDS
NAME OF DIRECTOR                                               FROM THE FUND    ADVISED BY SBAM        TOTAL COMPENSATION
------------------------------------------------------------   -------------    ------------------     ------------------
                                                                                 DIRECTORSHIPS(A)       DIRECTORSHIPS(A)
                                                                                ------------------     ------------------
Charles F. Barber...........................................    $    11,250          $123,850(15)           $135,100(16)*
Andrew L. Breech............................................    $    10,500          $ 16,250(3)            $ 26,750(4)
Carol L. Colman.............................................    $    11,250          $ 42,850(6)            $ 54,100(7)
William R. Dill.............................................    $    10,500          $ 16,250(3)            $ 26,750(4)
Clifford M. Kirtland, Jr....................................    $    11,250          $ 17,000(3)            $ 28,250(4)
Robert W. Lawless...........................................    $    11,250          $ 17,750(3)            $ 29,000(4)
Louis P. Mattis.............................................    $    10,500          $ 15,500(2)            $ 26,000(3)
Thomas F. Schlafly..........................................    $    11,250          $ 17,000(2)            $ 28,250(3)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

 * In addition, Mr. Barber received $18,375 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

     The nominees as Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

       PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year ending December 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at December 31, 1999 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast.

 PROPOSAL 3:  APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE
                                      FUND

     At a meeting held on March 16, 2000, the Board of Directors, including all of the Non-Interested Directors, unanimously adopted an amendment to the Articles of Incorporation of the Fund (the "Proposed Amendment"). The Proposed Amendment states that a majority of the entire Board of Directors, without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the Fund has authority to issue.

REASONS FOR THE PROPOSED AMENDMENT TO THE CHARTER:

          1. Modernization: Maryland law has been amended to provide the Board of Directors with the flexibility to increase or decrease the number of authorized shares. The amendment would provide the Fund with the full flexibility that Maryland law now permits. Importantly, the Board believes that the changes will result in no reduction in the protection afforded to stockholders.

          2. A Need for Additional Authorized Shares: Under the existing charter the Fund is authorized to issue 100,000,000 shares. Currently the Fund has approximately 94,628,506 shares outstanding. Pursuant to the Fund's Dividend Reinvestment Plan ("DRIP"), the Fund, under certain circumstances, pays dividends to participants in the form of newly-issued shares. In 1999, the Fund issued 4,702,110 shares pursuant to the DRIP. If the number of shares authorized is not increased and similar issuances of shares continues, it is likely that within the next few years, the current authorized share limit will interfere with the Fund's execution of the DRIP.

     In addition, at a meeting of the Board of Directors held on March 16, 2000, the Board of Directors approved a rights offering for the Fund. Pursuant to the rights offering, shareholders will receive one right for each share of common stock owned. Shareholders may purchase one share for every ten rights issued. Accordingly, 100,000,000 shares is insufficient to continue to permit the Fund to issue shares under the DRIP and to conduct the rights offering. The proposed amendment would give the Board of Directors the power to increase the number of authorized shares as needed.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock entitled to vote is required for approval of the Proposed Amendment. Accordingly, abstentions and "broker non-votes" will have the same effect as votes against the Proposed Amendment.

     THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 30, 2000. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Salomon Brothers Fund Inc, 7 World Trade Center, New York, New York 10048) during the period from February 9, 2001 to March 9h, 2001.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 1999 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

     In addition, the Fund has retained D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm to assist in the solicitation of the proxy vote. It is anticipated that D.F. King will be paid for such solicitation services in an
amount estimated not to exceed $      . D.F. King may call stockholders to ask
if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by D.F. King that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail within 72 hours. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King at their toll-free number,
(888) 242-8156.

                                 OTHER BUSINESS

     The Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 30, 2000

                         THE SALOMON BROTHERS FUND INC

                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante and Lewis E. Daidone and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Salomon Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting of Stockholders (the "Meeting") to be held at 7 World Trade Center, New York, New York on May 11, 2000, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Sta1tement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

         If no direction is made to the contrary, this proxy will be voted FOR the election of nominees as directors and FOR proposal 2 and 3.

         Please refer to the Proxy Statement for a discussion of the Proposals.

Please Sign and Date on Reverse Side and Mail
In Accompanying Postpaid Envelope.

                                                   THE SALOMON BROTHERS FUND INC
                                                   P.O. BOX 11193
                                                   NEW YORK, N.Y. 10203-0193

                             DETACH PROXY CARD HERE
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
FOR PROPOSAL 2 AND 3.

1.   The election of directors

     FOR all nominees    WITHHOLD AUTHORITY to vote         EXCEPTIONS
     listed below        for all nominees listed below

     Nominees: Charles F. Barber, Andrew L. Dreech, Carol L. Colman, William R. Dill, Clifford M. Kirtland, Jr., Robert W. Lawless, Heath B. McLendon, Louis P. Mattis, Thomas F. Schlarly

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "E`xceptions" box and write that nominee's name in the space provided below.)

     Exceptions: ___________________________     _______________________________

2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000.

     FOR / /            AGAINST / /            ABSTAIN / /

3.   An Amendment to the Fund's Articles of Incorporation

     FOR / /            AGAINST / /            ABSTAIN / /

4.   Any other business that may properly come before the meeting.


I will attend the meeting.

                                                        Change of Address and/or
                                                        Comments Mark Here


                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Dated:__________________________________,2000

                                   _____________________________________________

                                   _____________________________________________
                                   Signature(s)        (Title(s), if applicable)

                                   Votes MUST be indicated.